UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4802

Name of Fund: Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch
              Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Municipal
                                        Intermediate
                                        Term Fund

Semi-Annual Report
April 30, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Municipal Intermediate Term Fund

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

--------------------------------------------------------------------------------
Charles C. Reilly, Trustee of Merrill Lynch Municipal Intermediate Term Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


2       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

A Letter From the President

Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front -- previously the one dim spot in an otherwise bright economic picture -- helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- not the least of which are geopolitical in nature -- which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004       3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The intermediate portion of the municipal yield curve came under pressure during the period as heavy supply forced the prices on these bonds below the market average.

Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on Aaa-rated issues maturing in 30 years rose approximately 10 basis points to 4.93% while yields on 10-year, Aaa-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, Merrill Lynch Municipal Intermediate Term Fund's Class A, Class B, Class C and Class I Shares had total returns of +0.18%, +0.17%, +0.17% and +0.32%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund returns lagged the +1.19% return of the unmanaged benchmark, the Lehman Brothers Municipal Bond Index, and the +0.34% return of the Lipper Intermediate Municipal Debt Funds category for the same six-month period. (Funds in this Lipper category invest primarily in municipal debt issues with dollar-weighted average maturities in the area of five years - ten years.)

The difference in returns relative to the Lehman Brothers Municipal Bond Index is understandable given the Fund's more limited investment parameters. As an intermediate-term product, the Fund's investment is concentrated on those bonds maturing in approximately 10 years - 11 years while the Index covers the full range of the municipal bond yield curve. As mentioned earlier, a heavy supply of bonds in the intermediate maturity range served to push their prices lower, causing this sector of the yield curve to underperform the broader market.

What changes were made to the portfolio during the period?

We remained focused on purchasing premium-coupon bonds in the 9-year - 10-year maturity range, with a focus on enhancing dividend yield. In periods of heavy interest rate volatility, our focus is on using the most prudent strategies to balance risk and reward. To that end, we engaged in a number of bond swaps to take advantage of market aberrations during the period. The swaps allowed us to sell bonds that were purchased at yields lower than currently available in the market and replace them with new, higher-yielding bonds that may vary in coupon, maturity and/or issuer. We also engaged in tax-loss swaps, which enabled us to offset capital gains realized in 2003. By the end of the six months, we had increased the Fund's cash position to approximately


4       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

9% of total assets. The goal was to make the portfolio more defensive and, thereby, less sensitive to rising interest rates.

How would you characterize the portfolio's position at the close of the period?

The economy is showing signs of real growth -- including job growth, which until recently had been one of the last areas of weakness. With preliminary signs of higher inflation on the horizon, investors already have begun to anticipate a near-term change in the Federal Reserve Board's interest rate policy. Given this scenario, we are looking for further flattening of the yield curve and significant underperformance in the 10-year - 15-year range.

Against this backdrop, we plan to maintain our defensive market posture. Specifically, we expect to focus on premium-coupon bonds with maturities of less than 10 years -- unless the market overreacts and drops further than we believe is warranted. Finally, we also plan to collapse the Fund's shorter-maturity derivative holdings in an effort to provide the portfolio with additional downside protection.

William R. Bock
Vice President and Portfolio Manager

May 17, 2004


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004       5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the one-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. The Fund's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                               10-Year/
                                                               6-Month         12-Month    Since Inception   Standardized
As of April 30, 2004                                         Total Return    Total Return    Total Return    30-Day Yield
=========================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares*             +0.18%          +1.61%          +67.47%          2.97%
-------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares*             +0.17           +1.49           +64.88           2.78
-------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares*             +0.17           +1.50           +64.16           2.79
-------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class I Shares*             +0.32           +1.81           +70.12           3.07
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +1.19           +2.68        +87.06/+88.67         --
-------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/since inception total returns are for 10 years and from 10/31/94.


6       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 4/30/04                               +1.61%           +0.59%
--------------------------------------------------------------------------------
Five Years Ended 4/30/04                             +4.77            +4.56
--------------------------------------------------------------------------------
Inception (10/21/94)
through 4/30/04                                      +5.56            +5.45
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                     Return            Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 4/30/04                               +1.49%            +0.51%
--------------------------------------------------------------------------------
Five Years Ended 4/30/04                             +4.56             +4.56
--------------------------------------------------------------------------------
Ten Years Ended 4/30/04                              +5.13             +5.13
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                     Return            Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 4/30/04                               +1.50%            +0.52%
--------------------------------------------------------------------------------
Five Years Ended 4/30/04                             +4.56             +4.56
--------------------------------------------------------------------------------
Inception (10/21/94)
through 4/30/04                                      +5.34             +5.34
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 4/30/04                               +1.81%           +0.79%
--------------------------------------------------------------------------------
Five Years Ended 4/30/04                             +4.87            +4.66
--------------------------------------------------------------------------------
Ten Years Ended 4/30/04                              +5.46            +5.35
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004       7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P       Moody's   Face
State                 Ratings   Ratings   Amount    Municipal Bonds                                                         Value
===================================================================================================================================
Alaska--1.4%          AAA       Aaa       $2,250    Alaska Student Loan Corporation, Student Loan Revenue Bonds, AMT,
                                                    Series A, 5.65% due 7/01/2012 (a)                                      $  2,350
===================================================================================================================================
California--14.4%     NR*       NR*          875    Agua Caliente Band of Cahuilla Indians, California, Casino Revenue
                                                    Bonds, 5.60% due 7/01/2013                                                  869
                      AAA       Aaa        5,000    California Infrastructure and Economic Development Bank, Bay Area
                                                    Toll Bridges Revenue Bonds, First Lien, Series A, 5.25%
                                                    due 7/01/2014 (d)                                                         5,451
                      BBB-      Baa2       3,500    California State Public Works Board, Lease Revenue Bonds
                                                    (Department of Corrections), Series C, 5.50% due 6/01/2014                3,742
                      AAA       Aaa        4,000    California State Public Works Board, Lease Revenue Refunding Bonds
                                                    (Department of Corrections), Series D, 5% due 12/01/2014 (b)              4,271
                      BBB-      Baa2       2,500    Golden State Tobacco Securitization Corporation of California,
                                                    Tobacco Settlement Revenue Bonds, Series B, 5.375% due 6/01/2017          2,545
                      AAA       Aaa        5,050    Long Beach, California, Harbor Revenue Bonds, AMT, Series B, 5.25%
                                                    due 5/15/2013 (b)                                                         5,337
                      AAA       Aaa        2,620    Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation
                                                    Refunding Bonds (Rancho Redevelopment Project), 5% due 9/01/2014 (a)      2,805
===================================================================================================================================
Colorado--4.5%        AAA       Aaa        5,000    Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                    Series D, 7.75% due 11/15/2013 (a)                                        6,087
                      A1+       VMIG1+     1,800    Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                                                    1.10% due 5/01/2013 (a)(g)                                                1,800
===================================================================================================================================
Florida--1.7%         NR*       NR*          585    Double Branch Community, Florida, Development District, Special
                                                    Assessment Bonds, Series B-1, 5.60% due 5/01/2007                           584
                      NR*       NR*          830    Middle Village Community Development District, Florida, Special
                                                    Assessment Bonds, Series C, 5.125% due 5/01/2009                            824
                      NR*       NR*          600    Reunion East Community Development District, Florida, Special
                                                    Assessment, Series B, 5.90% due 11/01/2007                                  599
                      NR*       NR*        1,000    Sterling Hill, Florida, Community Development District, Capital
                                                    Improvement Revenue Refunding Bonds, Series B, 5.50% due 11/01/2010         994
===================================================================================================================================
Georgia--2.4%         NR*       NR*        1,050    Fulton County, Georgia, Residential Care Facilities Revenue
                                                    Refunding Bonds (Canterbury Court Project), Series A, 5%
                                                    due 2/15/2014                                                             1,023
                      BBB       Baa2       3,000    Savannah, Georgia, EDA, PCR, Refunding (International Paper Company
                                                    Projects), Series A, 5.10% due 8/01/2014                                  3,109
===================================================================================================================================
Illinois--7.1%        AAA       NR*        5,000    Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                    Bonds, DRIVERS, AMT, Series 370, 9.07% due 7/01/2011 (c)(d)               5,529
                      NR*       NR*        1,000    Chicago, Illinois, Tax Allocation Bonds (Kingsbury Redevelopment
                                                    Project), Series A, 6.57% due 2/15/2013                                   1,046
                      AA-       A1         5,000    Illinois State Toll Highway Authority, Toll Highway Priority
                                                    Revenue Bonds, Series A, 6.30% due 1/01/2011                              5,775
===================================================================================================================================
Indiana--3.3%         AA-       NR*        5,000    Franklin Township, Indiana, School Building Corporation, Marion
                                                    County, First Mortgage Revenue Bonds, 6.0% due 7/15/2010 (e)              5,832
===================================================================================================================================
Massachusetts--2.4%   NR*       Aa3        3,300    Massachusetts State Revenue Bonds, RIB, Series 420, 10.13%
                                                    due 12/15/2014 (c)                                                        4,177

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
TAN       Tax Anticipation Notes
VRDN      Variable Rate Demand Notes


8       MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings   Ratings   Amount    Municipal Bonds                                                         Value
===================================================================================================================================
Michigan--2.5%        AAA       Aaa       $4,000    Michigan Municipal Bond Authority, Clean Water Revenue Bonds
                                                    (State Revolving Fund), 5% due 10/01/2014                              $  4,313
===================================================================================================================================
New Jersey--4.8%      AAA       Aaa        2,230    New Jersey State, GO, 5.50% due 8/01/2013 (b)                             2,494
                      NR*       Aaa        5,000    Port Authority of New York and New Jersey Revenue Refunding
                                                    Bonds, RIB, AMT, Series 701-X, 10.15% due 10/15/2014 (b)(c)               5,800
===================================================================================================================================
New Mexico--3.2%      BBB       Baa2       2,000    Farmington, New Mexico, PCR, Refunding (Public Service Company
                                                    of New Mexico--San Juan), Series B, 6.30% due 12/01/2016                  2,140
                      AA+       Aa2        3,000    New Mexico State Highway Commission, Tax Revenue Bonds, Senior
                                                    Sub-Lien, Series A, 6% due 6/15/2013                                      3,404
===================================================================================================================================
New York--2.9%        A         A2         2,000    New York State Urban Development Corporation Revenue Bonds,
                                                    Subordinate Lien, Corporation Purpose, Series A, 5.125%
                                                    due 7/01/2015                                                             2,079
                                                    Schenectady, New York, GO:
                      NR*       NR*        1,000        BAN, Series B, 3.75% due 5/28/2004                                      999
                      NR*       NR*        1,000        TAN, 6.25% due 12/30/2004                                               997
                      NR*       NR*        1,000    Westchester County, New York, IDA, Continuing Care Retirement
                                                    Mortgage Revenue Bonds (Kendal on the Hudson Project), Series A,
                                                    5.625% due 1/01/2013                                                      1,008
===================================================================================================================================
North Carolina--1.9%  AAA       Aa1        3,000    North Carolina State, Public Improvement, GO, Series A, 5.25%
                                                    due 3/01/2015                                                             3,292
===================================================================================================================================
Ohio--3.1%            AAA       Aaa        5,000    Cincinnati, Ohio, City School District, Classroom Facilities
                                                    Construction & Improvement, GO, 5.25% due 12/01/2014 (d)                  5,464
===================================================================================================================================
Oregon--6.8%          AAA       Aaa        5,475    Oregon State Department of Administrative Services, COP, Series A,
                                                    5.75% due 5/01/2010 (a)(e)                                                6,256
                      AAA       Aaa        5,000    Oregon State Department of Administrative Services, Lottery
                                                    Revenue Bonds, Series B, 5.75% due 4/01/2009 (d)(e)                       5,653
===================================================================================================================================
Pennsylvania--3.1%    AAA       Aaa       4,940     Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                                    Bonds, Senior Series A, 5.25% due 12/01/2014 (b)                          5,399
===================================================================================================================================
Tennessee--2.6%       NR*       VMIG1+     2,900    Blount County, Tennessee, Public Building Authority, Local
                                                    Government Public Improvement Revenue Bonds, VRDN, Series A3A,
                                                    1.11% due 6/01/2026 (a)(g)                                                2,900
                      AA        Aa2        1,600    Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                                    Series 2-C, 5.85% due 7/01/2009                                           1,686
===================================================================================================================================
Texas--9.7%           A1+       VMIG1+     5,000    Bell County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                                    Series 2001-2, 1.10% due 8/15/2031 (b)(g)                                 5,000
                                                    Brazos River Authority, Texas, PCR, Refunding, AMT:
                      BBB       Baa2       2,000        (TXU Energy Company LLC Project), Series A, 6.75% due 4/01/2038       2,248
                      BBB       Baa2       1,000        (Utilities Electric Company), Series B, 5.05% due 6/01/2030           1,036
                      BBB-      NR*        2,000    Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                    Energy Inc. Project), Series B, 7.75% due 12/01/2018                      2,174
                      BBB-      Baa3       1,000    Dallas-Fort Worth, Texas, International Airport Facility,
                                                    Improvement Corporation Revenue Bonds (Learjet Inc.), AMT,
                                                    Series 2001-A-1, 6.15% due 1/01/2016                                      1,000
                      AAA       Aaa        5,000    Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                                    and Improvement Bonds, AMT, Series A, 5.75% due 11/01/2014 (f)            5,378
===================================================================================================================================
Washington--12.0%     AAA       Aaa        3,000    King County, Washington, GO (Harborview Medical Center), 5%
                                                    due 12/01/2012 (a)                                                        3,225
                      NR*       Aa1        4,860    Pierce County, Washington, School District Number 416, White
                                                    River, GO, 6% due 12/01/2012                                              5,488
                      A         Aa3        5,000    Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                                    due 10/01/2012                                                            5,535
                      BBB       Baa3       1,000    Tobacco Settlement Authority, Washington, Tobacco Settlement
                                                    Revenue Bonds, 5.50% due 6/01/2012                                          957
                      AA        Aa1        5,000    Washington State, GO, Series B, 6% due 1/01/2012                          5,623
===================================================================================================================================
Puerto Rico--2.4%     A-        Baa1       4,000    Puerto Rico Commonwealth, GO, Refunding, Series A, 5% due 7/01/2030       4,218
                      -------------------------------------------------------------------------------------------------------------
                                                    Total Municipal Bonds (Cost--$155,427)--92.2%                           160,515
                      =============================================================================================================


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004       9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                          Shares
                                          Held      Mutual Funds                                                            Value
                      =============================================================================================================
                                             244    BlackRock Insured Municipal 2008 Term Trust, Inc.                      $  3,950
                                             230    BlackRock Insured Municipal Term Trust, Inc.                              2,465
                                             344    BlackRock Municipal Target Term Trust Inc.                                3,610
                      -------------------------------------------------------------------------------------------------------------
                                                    Total Mutual Funds (Cost--$10,563)--5.8%                                 10,025
                      =============================================================================================================

                                                    Short-Term Securities
                      =============================================================================================================
                                           4,019    Merrill Lynch Institutional Tax-Exempt Fund (h)                           4,019
                      -------------------------------------------------------------------------------------------------------------
                                                    Total Short-Term Securities (Cost--$4,019)--2.3%                          4,019
                      =============================================================================================================
                      Total Investments (Cost--$170,009)--100.3%                                                            174,559

                      Liabilities in Excess of Other Assets--(0.3%)                                                            (542)
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $174,017
                                                                                                                           ========

*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.
(d)   FSA Insured.
(e)   Prerefunded.
(f)   FGIC Insured.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.
(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund        (10,400)           $62
      --------------------------------------------------------------------------

      Forward interest rate swaps entered into as of April 30, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                    Notional         Unrealized
                                                     Amount         Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate at a
       quarterly reset date and pay a fixed
       rate of 3.804%

      Broker, Morgan Stanley
       Capital Services, Inc.
       Expires July 2014                             $23,000               $220
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


10      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

Statement of Assets and Liabilities

As of April 30, 2004
============================================================================================================
Assets
------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value
                    (identified cost--$165,989,914) ........................                    $170,540,169
                   Investments in affiliated securities, at value
                    (identified cost--$4,019,241) ..........................                       4,019,241
                   Cash ....................................................                         352,691
                   Unrealized appreciation on forward interest rate swaps ..                         219,857
                   Receivables:
                      Securities sold ......................................    $ 10,569,064
                      Interest .............................................       2,460,991
                      Beneficial interest sold .............................         499,935
                      Dividends (including $98 from affiliates) ............          33,720      13,563,710
                                                                                ------------
                   Prepaid expenses ........................................                          39,816
                                                                                                ------------
                   Total assets ............................................                     188,735,484
                                                                                                ------------
============================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased .................................      13,953,085
                      Beneficial interest redeemed .........................         472,477
                      Dividends to shareholders ............................         163,071
                      Investment adviser ...................................          89,008
                      Other affiliates .....................................          20,272
                      Distributor ..........................................          19,740      14,717,653
                                                                                ------------
                   Accrued expenses ........................................                             411
                                                                                                ------------
                   Total liabilities .......................................                      14,718,064
                                                                                                ------------
============================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------
                   Net assets ..............................................                    $174,017,420
                                                                                                ============
============================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------
                   Class A Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ..................                    $    519,445
                   Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ..................                         232,915
                   Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ..................                         304,742
                   Class I Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ..................                         597,491
                   Paid-in capital in excess of par ........................                     166,652,250
                   Undistributed investment income--net ....................    $     62,543
                   Undistributed realized capital gains on investments--net          877,922
                   Unrealized appreciation on investments--net .............       4,770,112
                                                                                ------------
                   Total accumulated earnings--net .........................                       5,710,577
                                                                                                ------------
                   Net Assets ..............................................                    $174,017,420
                                                                                                ============
============================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $54,618,482 and 5,194,445
                    shares of beneficial interest outstanding ..............                    $      10.51
                                                                                                ============
                   Class B--Based on net assets of $24,498,601 and 2,329,149
                    shares of beneficial interest outstanding ..............                    $      10.52
                                                                                                ============
                   Class C--Based on net assets of $32,044,502 and 3,047,424
                    shares of beneficial interest outstanding ..............                    $      10.52
                                                                                                ============
                   Class I--Based on net assets of $62,855,835 and 5,974,911
                    shares of beneficial interest outstanding ..............                    $      10.52
                                                                                                ============

      See Notes to Financial Statements.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004      11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended April 30, 2004
============================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------
                   Interest ................................................                    $  3,688,979
                   Dividends (including $61,533 from affiliates) ...........                         124,698
                                                                                                ------------
                   Total income ............................................                       3,813,677
                                                                                                ------------
============================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ................................    $    464,547
                   Accounting services .....................................          48,831
                   Account maintenance and distribution fees--Class C ......          47,440
                   Account maintenance and distribution fees--Class ........          41,491
                   Professional fees .......................................          32,178
                   Printing and shareholder reports ........................          28,028
                   Registration fees .......................................          27,607
                   Account maintenance fees--Class A .......................          27,598
                   Transfer agent fees--Class A ............................          17,516
                   Transfer agent fees--Class I ............................          17,321
                   Transfer agent fees--Class C ............................          10,989
                   Transfer agent fees--Class B ............................          10,664
                   Trustees' fees and expenses .............................           6,748
                   Custodian fees ..........................................           6,625
                   Pricing fees ............................................           3,220
                   Other ...................................................          13,335
                                                                                ------------
                   Total expenses before reimbursement .....................         804,138
                   Reimbursement of expenses ...............................         (14,744)
                                                                                ------------
                   Total expenses after reimbursement ......................                         789,394
                                                                                                ------------
                   Investment income--net ..................................                       3,024,283
                                                                                                ------------
============================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .......................                         884,289
                   Change in unrealized appreciation on investments--net ...                      (3,898,398)
                                                                                                ------------
                   Total realized and unrealized loss on investments--net ..                      (3,014,109)
                                                                                                ------------
                   Net Increase in Net Assets Resulting from Operations ....                    $     10,174
                                                                                                ============

      See Notes to Financial Statements.


12      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

Statements of Changes in Net Assets

                                                                                 For the Six       For the
                                                                                Months Ended      Year Ended
                                                                                  April 30,      October 31,
Increase (Decrease) in Net Assets:                                                   2004           2003
============================================================================================================
Operations
------------------------------------------------------------------------------------------------------------
                   Investment income--net ..................................    $  3,024,283    $  4,982,627
                   Realized gain on investments--net .......................         884,289         303,948
                   Change in unrealized appreciation on investments--net ...      (3,898,398)        773,222
                                                                                ----------------------------
                   Net increase in net assets resulting from operations ....          10,174       6,059,797
                                                                                ----------------------------
============================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A ..............................................        (999,508)     (1,809,005)
                      Class B ..............................................        (471,910)     (1,195,772)
                      Class C ..............................................        (539,915)       (652,966)
                      Class I ..............................................      (1,011,230)     (1,314,527)
                   Realized gain on investments--net:
                      Class A ..............................................        (142,656)       (316,356)
                      Class B ..............................................         (75,712)       (249,900)
                      Class C ..............................................         (80,956)        (85,807)
                      Class I ..............................................        (132,414)       (217,583)
                                                                                ----------------------------
                   Net decrease in net assets resulting from dividends and
                    distributions to shareholders ..........................      (3,454,301)     (5,841,916)
                                                                                ----------------------------
============================================================================================================
Beneficial Interest Transactions
------------------------------------------------------------------------------------------------------------
                   Net increase in net assets derived from beneficial
                    interest transactions ..................................      23,651,373      26,532,366
                                                                                ----------------------------
============================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------
                   Total increase in net assets ............................      20,207,246      26,750,247
                   Beginning of period .....................................     153,810,174     127,059,927
                                                                                ----------------------------
                   End of period* ..........................................    $174,017,420    $153,810,174
                                                                                ----------------------------
                      * Undistributed investment income--net ...............    $     62,543    $     60,823
                                                                                ============================

      See Notes to Financial Statements.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004      13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                             Class A
                                                            -----------------------------------------------------------------------
The following per share data and ratios have been derived   For the Six                              For the
from information provided in the financial statements.      Months Ended                    Year Ended October 31,***
                                                              April 30,       ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004            2003           2002           2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $ 10.71         $ 10.69        $ 10.60        $ 10.04        $  9.74
                                                              --------------------------------------------------------------------
                   Investment income--net .................       .20+            .40+           .39            .42            .43
                   Realized and unrealized gain (loss)
                    on investments--net ...................      (.17)            .09            .13            .56            .30
                                                              --------------------------------------------------------------------
                   Total from investment operations .......       .03             .49            .52            .98            .73
                                                              --------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............      (.20)           (.40)          (.39)          (.42)          (.43)
                      Realized gain on investments--net ...      (.03)           (.07)          (.04)            --             --
                                                              --------------------------------------------------------------------
                   Total dividends and distributions ......      (.23)           (.47)          (.43)          (.42)          (.43)
                                                              --------------------------------------------------------------------
                   Net asset value, end of period .........   $ 10.51         $ 10.71        $ 10.69        $ 10.60        $ 10.04
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       .18%@          4.68%          5.05%          9.98%          7.69%
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........       .89%*           .95%           .99%          1.01%           .90%
                                                              ====================================================================
                   Expenses ...............................       .91%*           .97%          1.00%          1.01%           .90%
                                                              ====================================================================
                   Investment income--net .................      3.62%*          3.70%          3.73%          4.10%          4.37%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $54,618         $51,786        $45,563        $40,269        $34,930
                                                              ====================================================================
                   Portfolio turnover .....................    101.97%         214.92%        201.37%        169.70%        210.04%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

                                                                                             Class B
                                                            ----------------------------------------------------------------------
The following per share data and ratios have been derived   For the Six                               For the
from information provided in the financial statements.      Months Ended                      Year Ended October 31,
                                                              April 30,       ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004           2003           2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $ 10.71         $ 10.69        $ 10.60        $ 10.04        $  9.75
                                                              --------------------------------------------------------------------
                   Investment income--net .................       .18+            .38+           .37            .40            .41
                   Realized and unrealized gain (loss)
                    on investments--net ...................      (.16)            .09            .13            .56            .29
                                                              --------------------------------------------------------------------
                   Total from investment operations .......       .02             .47            .50            .96            .70
                                                              --------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............      (.18)           (.38)          (.37)          (.40)          (.41)
                      Realized gain on investments--net ...      (.03)           (.07)          (.04)            --             --
                                                              --------------------------------------------------------------------
                   Total dividends and distributions ......      (.21)           (.45)          (.41)          (.40)          (.41)
                                                              --------------------------------------------------------------------
                   Net asset value, end of period .........   $ 10.52         $ 10.71        $ 10.69        $ 10.60        $ 10.04
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       .17%@          4.46%          4.83%          9.75%          7.35%
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........      1.10%*          1.17%          1.21%          1.22%          1.12%
                                                              ====================================================================
                   Expenses ...............................      1.12%*          1.18%          1.21%          1.22%          1.12%
                                                              ====================================================================
                   Investment income--net .................      3.41%*          3.48%          3.53%          3.89%          4.16%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $24,499         $28,678        $37,155        $37,875        $46,571
                                                              ====================================================================
                   Portfolio turnover .....................    101.97%         214.92%        201.37%        169.70%        210.04%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004      15

[LOGO] Merrill Lynch Investment Managers

                                                                                            Class C
                                                            ----------------------------------------------------------------------
The following per share data and ratios have been derived   For the Six                              For the
from information provided in the financial statements.      Months Ended                      Year Ended October 31,
                                                              April 30,       ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004            2003           2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $ 10.71         $ 10.69        $ 10.59        $ 10.04        $  9.74
                                                              --------------------------------------------------------------------
                   Investment income--net .................       .18+            .38+           .37            .40            .41
                   Realized and unrealized gain (loss)
                    on investments--net ...................      (.16)            .09            .14            .55            .30
                                                              --------------------------------------------------------------------
                   Total from investment operations .......       .02             .47            .51            .95            .71
                                                              --------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............      (.18)           (.38)          (.37)          (.40)          (.41)
                      Realized gain on investments--net ...      (.03)           (.07)          (.04)            --             --
                                                              --------------------------------------------------------------------
                   Total dividends and distributions ......      (.21)           (.45)          (.41)          (.40)          (.41)
                                                              --------------------------------------------------------------------
                   Net asset value, end of period .........   $ 10.52         $ 10.71        $ 10.69        $ 10.59        $ 10.04
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       .17%@          4.46%          4.93%          9.64%          7.45%
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........      1.10%*          1.15%          1.20%          1.22%          1.12%
                                                              ====================================================================
                   Expenses ...............................      1.11%*          1.17%          1.20%          1.22%          1.12%
                                                              ====================================================================
                   Investment income--net .................      3.41%*          3.50%          3.47%          3.89%          4.16%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $32,045         $28,974        $10,276        $ 2,462        $ 3,744
                                                              ====================================================================
                   Portfolio turnover .....................    101.97%         214.92%        201.37%        169.70%        210.04%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

Financial Highlights (concluded)

                                                                                             Class I
                                                            ----------------------------------------------------------------------
The following per share data and ratios have been derived   For the Six                              For the
from information provided in the financial statements.      Months Ended                    Year Ended October 31,***
                                                              April 30,       ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004            2003           2002           2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $ 10.71         $ 10.69        $ 10.60        $ 10.05        $  9.75
                                                              --------------------------------------------------------------------
                   Investment income--net .................       .20+            .40+           .40            .43            .44
                   Realized and unrealized gain (loss)
                    on investments--net ...................      (.16)            .10            .13            .55            .30
                                                              --------------------------------------------------------------------
                   Total from investment operations .......       .04             .50            .53            .98            .74
                                                              --------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............      (.20)           (.41)          (.40)          (.43)          (.44)
                      Realized gain on investments--net ...      (.03)           (.07)          (.04)            --             --
                                                              --------------------------------------------------------------------
                   Total dividends and distributions ......      (.23)           (.48)          (.44)          (.43)          (.44)
                                                              --------------------------------------------------------------------
                   Net asset value, end of period .........   $ 10.52         $ 10.71        $ 10.69        $ 10.60        $ 10.05
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       .32%@          4.77%          5.16%          9.98%          7.80%
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........       .79%*           .85%           .89%           .90%           .80%
                                                              ====================================================================
                   Expenses ...............................       .81%*           .87%           .90%           .90%           .80%
                                                              ====================================================================
                   Investment income--net .................      3.71%*          3.80%          3.84%          4.21%          4.47%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $62,856         $44,372        $34,066        $35,538        $51,675
                                                              ====================================================================
                   Portfolio turnover .....................    101.97%         214.92%        201.37%        169.70%        210.04%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004      17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


18      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% on the average daily value of the Fund's net assets. For the six months ended April 30, 2004, MLIM reimbursed the Fund in the amount of $14,744.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ..................................             .10%              --
Class B ..................................             .20%             .10%
Class C ..................................             .20%             .10%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  234               $7,082
Class I ..............................               $   42               $  936
--------------------------------------------------------------------------------

For the six months ended April 30, 2004, MLPF&S received contingent deferred sales charges of $8,614 and $5,839 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $15,312 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2004, the Fund reimbursed MLIM $1,696 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004      19

[LOGO] Merrill Lynch Investment Managers

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $167,442,383 and $153,940,612, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004, were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                               Gains (Losses)       Appreciation
--------------------------------------------------------------------------------
Long-term investments ..................       $  1,132,640        $  4,550,255
Forward interest rate swaps ............           (248,351)            219,857
                                               --------------------------------
Total ..................................       $    884,289        $  4,770,112
                                               ================================

As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $4,553,284, of which $6,497,338 related to appreciated securities and $1,944,054 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $170,006,126.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $23,651,373 and $26,532,366 for the six months ended April 30, 2004 and the year ended October 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six                                            Dollar
Months Ended April 30, 2004                        Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            634,086        $  6,853,253
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             63,101             684,042
Automatic conversion of shares .........            240,202           2,611,261
                                               --------------------------------
Total issued ...........................            937,389          10,148,556
Shares redeemed ........................           (578,766)         (6,264,847)
                                               --------------------------------
Net increase ...........................            358,623        $  3,883,709
                                               ================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            941,647        $ 10,053,844
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            117,720           1,260,630
Automatic conversion of shares .........            514,940           5,505,804
                                               --------------------------------
Total issued ...........................          1,574,307          16,820,278
Shares redeemed ........................         (1,002,408)        (10,683,694)
                                               --------------------------------
Net increase ...........................            571,899        $  6,136,584
                                               ================================

--------------------------------------------------------------------------------
Class B Shares for the Six                                            Dollar
Months Ended April 30, 2004                        Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            216,832        $  2,345,734
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             30,246             327,972
                                               --------------------------------
Total issued ...........................            247,078           2,673,706
Automatic conversion of shares .........           (240,078)         (2,611,261)
Shares redeemed ........................           (354,947)         (3,864,294)
                                               --------------------------------
Net decrease ...........................           (347,947)       $ (3,801,849)
                                               ================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            708,218        $  7,598,941
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             84,893             909,367
                                               --------------------------------
Total issued ...........................            793,111           8,508,308
Automatic conversion of shares .........           (514,786)         (5,505,804)
Shares redeemed ........................         (1,077,205)        (11,550,698)
                                               --------------------------------
Net decrease ...........................           (798,880)       $ (8,548,194)
                                               ================================

--------------------------------------------------------------------------------
Class C Shares for the Six                                            Dollar
Months Ended April 30, 2004                        Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            715,025        $  7,754,565
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             33,510             363,280
                                               --------------------------------
Total issued ...........................            748,535           8,117,845
Shares redeemed ........................           (406,519)         (4,417,115)
                                               --------------------------------
Net increase ...........................            342,016        $  3,700,730
                                               ================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,103,435        $ 22,573,791
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             42,072             450,697
                                               --------------------------------
Total issued ...........................          2,145,507          23,024,488
Shares redeemed ........................           (401,742)         (4,294,871)
                                               --------------------------------
Net increase ...........................          1,743,765        $ 18,729,617
                                               ================================


20      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class I Shares for the Six                                            Dollar
Months Ended April 30, 2004                        Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,488,557        $ 26,988,074
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             40,715             441,559
                                               --------------------------------
Total issued ...........................          2,529,272          27,429,633
Shares redeemed ........................           (695,942)         (7,560,850)
                                               --------------------------------
Net increase ...........................          1,833,330        $ 19,868,783
                                               ================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended October 31, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,057,821        $ 22,041,935
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             85,313             913,926
                                               --------------------------------
Total issued ...........................          2,143,134          22,955,861
Shares redeemed ........................         (1,188,025)        (12,741,502)
                                               --------------------------------
Net increase ...........................            955,109        $ 10,214,359
                                               ================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended April 30, 2004.

6. Subsequent Event:

At the request of the Fund's Board of Trustees, management has agreed to contractually waive 5 basis points of the investment advisory fee effective June 1, 2004.


        MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004      21

[LOGO] Merrill Lynch Investment Managers

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


22      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND    APRIL 30, 2004

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #10437 -- 4/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

        Date: June 18, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

        Date: June 18, 2004


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

        Date: June 18, 2004